BURLINGAME HOME OFFICE INC.
                                500 AIRPORT BLVD.
                                    Suite 100
                              Burlingame, CA 94010
                                 (415) 579-6600
                               (415) 579-0650 fax

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THIS LEASE IS EXECUTED THIS 11TH DAY OF OCTOBER, 1995 BY

AND BETWEEN BURLINGAME HOME OFFICE INC., HEREINAFTER REFERRED TO AS LESSOR, AND MULTIMEDIA ACCESS CORP., HEREINAFTER REFERRED TO AS LESSEE.
WITNESSETH:

LESSOR hereby leases to LESSEE AND LESSEE hereby leases from LESSOR Suite/s No. 112 hereinafter referred to as Premises. The parties hereto agree that said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth and LESSEE covenants as a material part of the consideration for this lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this lease is made upon the condition of such performance.

If the LESSOR is unable to deliver possession of the Premises at the time herein agreed, then the LESSOR shall not be liable for any damage caused thereby nor shall this Lease be void or voidable, but the LESSEE shall not be liable for any rent until such times as the LESSOR can deliver possession.

The LESSOR shall have the right at all reasonable times to enter the Premises to inspect the same and to make such repairs and alterations as the LESSOR shall see fit.

1. TERM. The term of this lease shall for MONTH TO MONTH months commencing on the FIFTEENTH day of OCTOBER, 1995.

2. RENT: LESSEE agrees to pay LESSOR as monthly rent for the Premises the sum of FOUR HUNDRED ($400.00) DOLLARS in advance on the first day of each month and every calendar month during said term, except that the first month's rent shall be paid upon the execution hereof. In the event the term of this lease commences or ends on a day other than the first day of a calendar month, then the rental for such period shall be prorated and paid with the second month's rent.

All rents are due and payable the first day of each month. Any rents received after the fifth day of the month are subject to a $25.00 late service charge per month.

3. SECURITY DEPOSIT: LESSEE has deposited with LESSOR the sum of $400.00. Said sum shall be held by LESSOR as security for faithful performance by LESSEE of all of the terms, covenants and conditions of this Lease during the term thereof. If LESSEE defaults with respect to this Lease, including but not limited to the provisions relating to the payment of rent, LESSOR may (but shall not be required to) use, apply, retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any other sum in default, or for the payment of any other amount which LESSOR may spend or become obligated to spend by reason of LESSEE'S may suffer by reason of LESSEE'S default. If any portion of said deposit is so used or applied, LESSEE shall, upon demand therefore, deposit cash with LESSOR in an amount sufficient to restore the security deposit to its original amount and LESSEE'S failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep this security deposit separate from its general funds, and

                                       (1)

         LESSEE shall not be entitled to interest on such deposit. If LESSEE shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to LESSEE (or, at LESSOR's option, to the last assignee of LESSEE'S interests hereunder) at the expiration of the Lease term.

4. HOLDING OVER: Should LESSEE hold over the term hereby created with the consent of LESSOR, the term of this lease shall be deemed to be and be extended at the rental herein above provided and otherwise upon the covenants and conditions in this Lease contained until either party hereto serves upon the other thirty (30) days written notice of termination, reciting therein the effective date of cancellation. Upon this said date this Lease so extended, shall terminate, and if the same occurs at other than the last day of the rental month, any unearned prepaid rental shall immediately following the surrender of the demised Premises by LESSEE by refunded to it.

5. ALTERATIONS: LESSEE shall make no alterations, decoration, additions, or improvements in or or to the Premises without LESSOR'S prior written consent, and then only by contractors or mechanics approved by LESSOR. All such work shall be done at such times and in such manner as LESSOR may from time to time designate.

6. BUILDING ACCESS: Provided the LESSEE shall not be in default hereunder and subject to the provisions elsewhere herein contained, the LESSOR agrees to furnish in reasonable quantities electric current for lighting and normal office use only, automatic elevator service, common restroom facilities with hot and cold water, heating and air conditioning, but the LESSOR shall not be liable for any damage caused thereby, or for stoppage or interruption of any said services in this paragraph mentioned caused by labor disputes, or labor disturbances (whether caused by LESSOR or otherwise), accidents repairs or other cause, not shall LESSOR be liable under any circumstances for loss or injury to persons of property, however occurring, through or in connection with or incidental to the furnishing of any of the foregoing or any other service by LESSOR to LESSEE or any of his employees or agents, nor shall any such failure relieve LESSEE from the duty to pay the full amount of rent herein reserved or constitute or be construed as constructive or other eviction of LESSEE.

7. INSURANCE: The LESSEE at LESSEE'S expense will provide liability insurance of the lease area. Minimum coverage will be $100,000/300,000 bodily injury and $25,000 property damage. The LESSOR will be endorsed as an additional named insured on the policy. THE LESSOR will not carry insurance on LESSEE'S possessions.

                  Note: If LESSEE is covered by a HOME OWNERS POLICY, coverage may be extended to cover office liability.

8. SIGNS AND OPTIONS: LESSEE shall not place any sign upon the Premises or Building conduct any auction thereon without LESSOR'S prior written consent.

9. LEASE TERMINATION: Intended termination of Lease by LESSEE must be given in written to LESSOR thirty (30) days prior to the last day of occupancy.

10. CHOICE OF LAW: This lease shall be governed by the laws of the State in which the Premises are located. In the event the LESSOR shall bring and sustain an action against the LESSEE for breach of any covenant, agreement or condition herein contained, or for the recovery of possession of the demised Premises, or should the LESSOR, without fault on its part, be named as a defendant in any action brought against the LESSEE in connection with this lease or arising out of its occupancy of the demised Premises, the LESSEE will pay to the lessor all costs and expenses incurred by it in such action, including a reasonable attorney's fee.

                                      (2)

11. SUBLET: Neither the LESSEE nor anyone claiming by, through or under the LESSEE shall mortgage or assign this Lease or sublet the Premises or any part thereof or permit the use of the Premises by any person other than the LESSEE without prior written consent.

12. BUILDING RULES: The Rules and Regulations of the building attached hereto as Exhibit A are expressly made a part of this Lease by reference, and the LESSEE hereby expressly covenants and agrees to abide by all of said Rules and Regulations, as well as such reasonable modifications thereof as may be hereafter adopted and notice thereof given by the LESSOR. The LESSOR shall have no responsibility to the LESSEE for violation or non-performance by any other lessee of the building of any of said Rules and Regulations.

13. WRITTEN NOTICES: All notices by the LESSOR to the LESSEE, or by the LESSEE to the LESSOR, shall be in writing. Notices to the LESSEE shall be deemed to be duly given if mailed by registered mail, postage prepaid, and addressed to the LESSEE at the demised Premises.

14. COVENANTS AND CONDITIONS: All terms, covenants and conditions of this Lease shall inure to the benefit of and be binding upon the successors and assigns of the LESSOR (subject to the restrictions on assignments herein contained) the successors and assigns of the LESSEE, to the same extent as said terms, covenants and conditions inure to the benefit of and are binding upon the LESSOR and the LESSEE respectively.

15. ENTRY: Time shall be of the essence in this Lease and all of the terms and covenants hereof are conditions, upon the breach by the LESSEE of any of the same it shall be optional with the LESSOR to terminate this Lease, in which event LESSOR shall have the immediate right of re-entry and may remove all persons and property from the Premises.

16. STAFF: LESSEE is hereby advised and LESSEE hereby acknowledges that all employees of the Home Office, who perform work or services for LESSEE under this Lease or under any service agreements as may be executed by and between the parties hereto, are, in fact, employees of LESSOR. If, during the term of this Lease or within six (6) months following the termination of the Lease, LESSEE hires any employee of The Home Office, LESSEE agrees to pay LESSOR a few equal in amount to three (3) months of that employee's last salary with The Home Office.

17. REPAIRS: By entry hereunder LESSEE accepts the Premises as being in good, sanitary order, condition and repair. LESSEE shall at LESSEE'S sole cost and expense keep the Premises and every part thereof, including all windows and doors, in good condition and repair, ordinary wear and tear excepted. LESSEE shall upon the expiration or termination of the term hereof surrender the Premises to LESSOR in the same condition as when received, ordinary wear and tear excepted.

                                       (3)

         LESSOR shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that LESSOR has made no representations to LESSEE respected the conditions of the Premises or the Building except as specifically herein set forth.

18. SERVICE ADDENDUM. Services as are to be performed by Burlingame Home Office Inc. on behalf of the LESSEE are defined in that Executive Suite Tenant Service Agreement as executed by the parties hereto and which, by reference herein, as part hereof.

         IN WITNESS WHEREOF, The LESSOR and LESSEE have executed this Lease as of the day and year first above written.


LESSOR:      BURLINGAME HOME OFFICE INC.       LESSEE:   MULTIMEDIA ACCESS CORP.

    BY:      SCOTT CHAMBERS                        BY:   William S. Leftwich
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 TITLE:      BUSINESS ADMINISTRATOR             TITLE:   CFO
             ----------------------------                -----------------------

SIGNATURE    /s/ Scott Chambers  10-11-95      SIGNATURE /s/ William S. Leftwich
             ----------------------------                -----------------------

                                       (4)

                                   EXHIBIT "A"

           RULES AND REGULATIONS WHICH CONSTITUTE A PART OF THE OFFICE
                            LEASE OF THE HOME OFFICE

1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed for any purpose other than ingress and egress.

2. No awnings or other projection shall be attached to the outside walls of the buildings without the prior written consent of the LESSOR. No curtains, or blinds, shades or screens shall be attached to or hung in or used in connection with, any window or door of the Premises without prior written consent of LESSOR. All electrical coiling fixtures hung in offices or spaces along the perimeter of the building must be fluorescent and/or of a quality, type, design and bulb color approved by LESSOR.

3. No sign, advertisement or notice shall be exhibited, painted or affixed by LESSEE on any part of, or so as to be seen from the outside of, the Premises or the building without the prior written consent of the LESSOR. In the event of the violation of the foregoing by LESSEE, LESSOR may remove same without any liability and may charge the expense incurred in such removal to the LESSEE. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for LESSEE by LESSOR at the expense of LESSEE, and shall be of a size, color and style acceptable to the LESSOR.

4. The sashes, sash doors, skylights, windows and doors that reflect or admit light into halls, passageways or other public places in the buildings shall not be covered or obstructed by LESSEE, nor shall any bottles, parcels or other articles be placed on the windowsills.

5. LESSEE shall not mark, paint, drill into, or in any way deface any part of the Premises or the building. No boring, cutting, or stringing of wires or laying of linoleum or other floor covering shall be permitted, except with the prior consent of the LESSOR, and as LESSOR may direct.

6. No bicycles, vehicles or animals or any kind shall be brought into or kept in or about the Premises, and no cooking shall be done or permitted by the LESSEE in the Premises, except that the preparation of coffee, tea, hot chocolate and similar items for LESSEE, its employees and visitors shall be permitted. LESSEE shall not cause or permit any unusual or objectionable odors to be produced in or permeate from the Premises.

7. The Premises shall not be used for manufacturing or for the storage of merchandise except such as storage may be incidental to the use of the Premises for general office purposes. LESSEE shall not, without the prior written consent of LESSOR, occupy or permit any portion of its Premises to be occupied or used for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber or manicure shop, or as an employment bureau. LESSEE shall not engage or pay any employees on the Premises except those actually working for the LESSEE on the Premises nor advertise for laborers giving an address at the Premises. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

8. LESSEE shall not make, or permit to be made any unseemly or disturbing noises or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them whether by the use of any musical instrument, radio, phonograph, unusual noise, or any other way. LESSEE shall not throw anything out of doors, windows or skylights or down the passageways.


                                      (5)

9. Neither LESSEE, nor any of LESSEE'S servants, employees, agents, visitors or licensee, shall at any time bring or keep upon the Premises any inflammable, combustible or explosive fluid, chemical or substance.

10. No additional locks or bolts of any kind shall be place upon any of the doors or windows by LESSEE, nor shall any changes be made in existing locks or the mechanisms thereof unless LESSOR is furnished a key thereof. LESSEE must, upon the termination of its tenancy, give to the LESSOR all keys of stores, offices or toilets and toilet rooms, either furnished to, or otherwise procured by LESSEE, and in the event of the loss of any keys so furnished, LESSEE shall pay LESSOR the cost of are placing the same or of changing the lock or locks opened by such lost key if LESSOR shall deem it necessary to make such change.

11. All removals, or the carrying in or out of any safes, freight, furniture, or bulky matter of any description must take place during the hours which LESSOR may determine from time to time. The moving of safes or other fixtures of bulky matter of any kind must be made upon previous notice to the Office of the building and under its supervision, and the persons employed by LESSEE for such work must be acceptable to the LESSOR. The LESSOR reserves the right to inspect all safes, freights or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. LESSOR reserves the right to prescribe the weight and position of all safes, which must be placed upon supports approved by LESSOR to distribute the weight.

12. All office equipment of any electrical or mechanical nature shall be placed by LESSEE in the Premises in settings approved by LESSOR, to absorb or prevent any vibration, noise, or annoyance.

13. No air conditioning unit or other similar apparatus shall be installed or used by LESSEE without the written consent of LESSOR.

14. One key shall be furnished to LESSEE without charge at the time of move in. Extra keys may be obtained for a nominal fee from LESSOR.

15. LESSOR will not permit admittance to leased Premises to non-tenants without prior written consent of LESSEE.

16. Plastic chair mats are mandatory for all desk chairs equipped with rolling casters. Carpet damage resulting from negligence in this regard will be billed to LESSEE and LESSEE will be responsible for such damages up to and including the cost of the entire carpet in the demised Premises.

17. Solicitors are not permitted on the Premises. Should you encounter solicitors, a report of activity to the LESSOR will be appreciated.

                                       (6)

             THE HOME OFFICE EXECUTIVE SUITE SERVICE AGREEMENT (EST)


THE HOME OFFICE and the undersigned, hereinafter referred to as the CLIENT, do hereby enter into this agreement whereby THE HOME OFFICE is authorized to provide the CLIENT those services as defined herein and to commence such services on the 15th of OCTOBER, 1995, and whereby this agreement is subject to cancellation by either party upon thirty days notice by either party.


                                    SERVICES

1.       TELEPHONE ANSWERING

THE HOME OFFICE, during the hours of 8:30am to 5:00pm, Monday through Friday, excepting for designated holidays, shall answer the CLIENTS telephone when CLIENT is absent from the office and relay messages to the CLIENT in accordance with the Telephone Services agreement which by reference is made part hereof.

2.       RECEPTIONIST

THE HOME OFFICE shall receive CLIENT'S visitors; advise CLIENTS'S office. IF CLIENT is out of the office, a message will be taken and relayed to the CLIENT.

3.       SECRETARIAL

THE HOME OFFICE provides a variety of secretarial services including word processing, special projects, i.e., filing, labels, mailing forms, fax sending.

All secretarial services will be charged at the published secretarial hourly rate schedule.

4.       MAIL SERVICE

THE HOME OFFICE will act as agent for CLIENT in receiving mail for delivery to the CLIENT'S office when such mail is delivered to THE HOME OFFICE. In conjunction with this service the CLIENT:

         a. agrees to those conditions as included in the U.S. Post Office Form No. 1583 which, by reference, is made a part hereof,

         b. shall show THE HOME OFFICE positive proof of identification, in accordance with federal regulations,

         c. authorizes THE HOME OFFICE to sign for any mail that is deliverable only upon a signature.

THE HOME OFFICE shall process CLIENT'S outgoing mail through its metered mail, UPS, Federal Express systems on a daily basis except designated holidays.


                                       (7)

5.       PHOTOCOPYING

         Photocopies will be charged at THE HOME OFFICE published rate sheet.

6.       BUSINESS ADDRESS

THE HOME OFFICE hereby authorizes the CLIENT'S use of its business address on the CLIENT'S business letterheads and business cards provided the client:

         A. agrees not to use THE HOME OFFICE address for any unlawful purpose and that the use of the address will only be for the purpose of promoting the interests of the CLIENT'S stated business;

         B. shall not use THE HOME OFFICE address for advertising or any other purpose not expressly defined herein without the written consent of THE HOME OFFICE.

7.       BUSINESS LISTING

         THE HOME OFFICE shall list the CLIENT'S business name on the building directory as follows:

--------------------------------------------------------------------------------
                            OSPREY TECHNOLOGIES INC.
--------------------------------------------------------------------------------


8. THE HOME OFFICE will make other business services and equipment in the office available for use by the CLIENT in accordance with THE HOME OFFICE published rate schedule.

9.       ADDITIONAL SERVICES INCLUDED IN LEASE

         PHONE SET & PHONE LINE             @        $35.00

         ADDITIONAL SETS                    @

         ADDITIONAL LINES                   @

         ANSWERING SERVICE                  @

         VOICE MAIL                   1     @        $20.00

         TOTAL ADDITIONAL SERVICES                   $55.00



         PAYMENT TERMS

         CLIENT agrees to pay THE HOME OFFICE the amount defined in the monthly lease in advance each month. Charges for optional services will be included in each monthly invoice which is due and payable upon receipt.



                                       (8)

         CLIENT agrees not to hold THE HOME OFFICE liable of commission or omission in the rendering of services under this agreement and further agrees that this agreement is in effect for the term of that office lease executed by the parties hereto.

         This Executive Suite Service Agreement executed on this FIFTEENTH day of OCTOBER, 1995, by:


            /s/ Scott Chambers      10-11-95     /s/ William S. Leftwich
            --------------------                 -----------------------
                  Signature                              Signature

         Name  SCOTT CHAMBERS                   Name     William S. Leftwich
               ------------------                        -------------------


         Company  BURLINGAME HOME OFFICE, INC.  Company  MULTIMEDIA ACCESS CORP.
                  ----------------------------           -----------------------



                                       (9)